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                                                                   EXHIBIT 10.15

                      SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated effective as of August 1, 1996 (the "Effective Date"), is by and between SEQUOIA SYSTEMS, INC. (the "Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association whose principal office is located in Houston, Texas for itself and as agent for the Banks (the "Bank").

                             PRELIMINARY STATEMENT
                             ---------------------

     The Bank and the Borrower have entered into a Agreement dated as of March 31, 1995 as amended by that certain letter agreement dated as of July 31, 1996 (the "First Amendment) by and between State Street Bank and Trust Company (as "Agent"), Texas Commerce Bank National Association and Borrower, as amended (the "Agreement"). The "Agreement, as used in the Agreement, shall also refer to the Agreement as amended by this Amendment. All capitalized terms defined in the Agreement and not otherwise defined herein shall have the same meanings herein as in the Agreement. The Bank and the Borrower have agreed to amend the Agreement to the extent set forth herein, and in order to, among other things, allow the Borrower to repurchase its own stock.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower hereby agree as follows:

     Section 1. The Agreement is amended by adding a new Section 1.15 to read as
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follows:
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     "Confirmation of Security Interests Section 1.15. Borrower confirms and ratifies each of the liens, security interests and other interests granted in each and all security Agreements executed in connection with related to, or securing the Notes and the Loans including but not limited to each of those interests and liens described in the Security Documents."

     Section 2. Section 4.02(j) of the Agreement is hereby amended to read in
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full as follows:

     "(j)   Dividends. The Borrower will not and will not permit any of its
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     Subsidiaries to declare, make or pay any dividend or other distribution on any shares of capital stock of the Borrower or any of its Subsidiaries (except dividends payable solely in shares of capital stock or rights to acquire capital stock of the Borrower or any of its Subsidiaries or any dividends payable by the Borrower's Subsidiaries to the Borrower or any payment on account of the purchase, redemption, retirement or acquisition of any shares of capital stock of the Borrower or any option or warrant therefor), provided however that the Borrower may repurchase or redeem shares or options therefor:

          (i) from employees of the Borrower upon termination of employment as permitted under its 1986 Employee Stock Option Plans; or

          (ii) if such purchase does not violate any other terms of this agreement and no additional Indebtedness is incurred to finance any stock repurchase or redemption.

     Section 3. Section 4.03(d) of the Agreement is hereby amended to read in
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     full as follows:

     "(d) Cash Balances. (i) The Borrower and each of its Subsidiaries, on a
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consolidated basis, shall maintain at all times aggregate balances of cash and
Cash Equivalent's, not subject to any pledge or other encumbrance, in an amount of not less than $6,000,000.00; and

     (ii) The Borrower and each of its Subsidiaries, on a consolidated basis, shall be prohibited from repurchasing stock unless the Cash Balance (as calculated in subsection 4.03(d)(i)) less outstanding Indebtedness under the Credit Facility would be at least $6,000,000.00 after the completion of the proposed stock repurchase."

     Section 4. The Borrower hereby represent and warrant to the Bank that after
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giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

     Section 5. This Amendment shall become effective as of the Effective Date
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upon its execution and delivery by each of the parties named in the signature lines below, and the "Agreement" as used in the Agreement shall also refer to the Agreement as amended by this amendment.

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     Section 6. The Borrower further acknowledges that each of the other Loan
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Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Agreement is amended by this Amendment.

     Section 7. This Amendment may be executed in any number of counterparts and
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by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

     Section 8. This Amendment shall be included within the definition of "Loan
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Documents" as used in the Agreement.

     Section 9. Section 7.09 of the Agreement shall be replaced in its entirety
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with the following:

     "7.09 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA."

     SECTION 10.  THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS
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CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS
BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.



          BORROWER                      SEQUOIA SYSTEMS, INC.

                                        By: /s/ KR Sumrall
                                           ------------------------------------
                                        Name: KR Sumrall
                                             ----------------------------------
                                        Title:  Acting C.F.O.
                                              ---------------------------------
                                        Address: 5959 Corporate Dr. Houston, TX
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          BANK:                         TEXAS COMMERCE BANK
                                        NATIONAL ASSOCIATION

                                        By: /s/ W. Miles Marks
                                           ------------------------------------
                                        Name: W. Miles Marks
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                                        Title: Vice President
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